4Q10 Earnings Conference Call February 3, 2011 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Fourth Quarter 2010 earnings conference call held on February 3, 2011 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-294-0344 and entering conference ID #2345946.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These
forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation.  Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation.  In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2009, and in its subsequent
Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements.  For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at
www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable
GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.  Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.

4Q10 Results
After-tax income before special items of $13MM* ($0.11/share diluted), pretax loss of $2MM*
Retail contributed $1MM pretax in a period of rising crude prices
Logistics delivered strong results with pretax income of $37MM
SunCoke earned $25MM pretax
Refining & Supply (R&S) reported a pretax loss of $17MM as operational issues hindered performance
* For reconciliation to Net Income (Loss), see Slides 18 and 19. Special Items in 4Q10 include a net gain of $74MM after-tax.
Summary

Pretax Income (Loss) Before Special Items*, MM$
(2)
33
247
29
(141)
(62)
(54)
90
($200)
($100)
$0
$100
$200
$300
* Pretax Income (Loss) Before Special Items. For reconciliation to Net Income (Loss), see Slide 19.
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Refining & Supply
Continuing Operations
26 (130) (182) (227) (70) 138 (70) (17)
Discontinued Tulsa Operations
15 (10) - - - - - -
Retail Marketing
9 18 83 36 34 73 68 1
Logistics
48 41 30 33 27 30 42 37
Coke
33 61 47 52 51 56 44 25
Chemicals
Continuing Operations
(17) (6) (4) 6 5 7 5 6
Discontinued Polypropylene Operations
11 6 2 3 33 - - -
Corporate Expenses
(18) (15) (18) (16) (23) (30) (28) (27)
Net Financing Expenses & Other
(17) (19) (20) (28) (28) (27) (28) (27)
Pre-Tax Income (Loss) Before Special Items 90 (54) (62) (141) 29 247 33 (2)

R&S EBITDA vs. Capital, MM$
4Q10 4Q09 Variance 2010 2009 Variance
Pretax Loss (17)      (227)     210        (19)      (508)     489
DD&A 64       66       (2)          263      279      (16)
EBITDA 47       (161)     208        244      (229)     473
Capex* (47)      (50)      3           (223)     (369)     146
* Excludes Biofuels growth capital.
While the refining environment remains challenging, we have made progress with our initiatives around reliability, cost structure and margin capture, as shown by the year over year improvement in EBITDA generation and efficiency of capital spending

Retail Marketing – Pretax Earnings of $1MM
Margins challenged by rising crude and wholesale prices
throughout the quarter
4Q same site volumes higher than prior year for gasoline (1.8%) &
distillate (7%)
Logistics – Pretax Earnings of $37MM
Strong performance from Sunoco Logistics Partners L.P. (NYSE:
SXL); Earnings helped by 2009 and 2010 acquisitions and
contango profits
Coke – Pretax Earnings of $25MM
Full year after-tax income of $132MM in line with guidance
* Pretax Business Unit Income Before Special Items, excluding income attributable to non-controlling interests. For reconciliation to Net Income (Loss), see Slide 19.
Retail, Logistics & Coke Income* - 4Q10

Northeast market margins improved from 3Q but region still challenged by excess supply and depressed demand; rising crude prices further challenged margin capture
Near break-even in 4Q better than last year by $210 MM, helped by improved market but also actions on operations, cost structure and margin capture
Market is expected to remain challenging with continued economic weakness and additional global supply => we remain focused on fundamentals
Refining & Supply - 4Q10 Pretax Income*, MM$
* Pretax Business Unit Income Before Special Items, excluding discontinued Tulsa refining operations.
For reconciliation of Pretax Income (Loss) and Net Income (Loss), see Slides 18 and 19.
(17)
(70)
138
(70)
(227)
(182)
(130)
26
($300)
($200)
($100)
$0
$100
$200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

* Excludes discontinued Tulsa refining operations.
** R&S Weighted
Benchmark. For calculation, see Slide 28.
Realized R&S Margin vs. Benchmark**, $/B
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Refining & Supply
Realized Margin * 6.33 3.65 2.72 1.96 3.66 4.08 7.34 3.88 4.77 5.04
Weighted Benchmark ** 5.71 6.05 4.57 3.59 4.98 5.67 6.51 4.87 6.11 5.79
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59) 0.83 (0.99) (1.34) (0.75)
Margin Capture Rate 111% 60% 60% 55% 73% 72% 113% 80% 78% 87%
Actual vs. Weighted Benchmark:
Crude 1.40 0.18 0.10 (0.61) 0.27 (0.92) 0.33 (0.92) (0.65) (0.49)
Product (0.78) (2.58) (1.95) (1.02) (1.59) (0.67) 0.50 (0.07) (0.69) (0.26)
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59) 0.83 (0.99) (1.34) (0.75)

0.65
0.92
(0.33)
0.61
0.92
(0.10)
(0.18)
(1.40)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Crude Cost vs. Weighted Benchmark
(0.69)
(0.07)
0.50
(0.67)
(1.02)
(1.95)
(2.58)
(0.78)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Products vs. Weighted Benchmark
Total Refining & Supply (excluding Tulsa)
* R&S Weighted
Benchmark. For calculation, see Slide 28.
4Q10 Comments:
Timing hit of ~$.50/B due to rising crude prices
for second consecutive quarter
Toledo diffs better than 3Q
Transportation costs higher than benchmark
4Q10 Comments:
Realizations impacted by lack of ratability
connected to reliability issues
Better than 4Q09 with improved distillate
cracks and upgraded product mix
Realized R&S Margin vs. Benchmark*, $/B

Sunoco and SXL Cash Flow, MM$
SUN SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Cash from ops ex working capital 83 395 478 284 1,227* 1,511
Working capital
158 141 299 33 150 183
Cash flow from operations
241 536 777 317 1,377 1,694
Capital expenditures (70) (207) (277) (426) (614) (1,040)
Free cash flow 171 329 500 (109) 763 654
Divestments
- 27 27 - 393 393
Dividends to Sunoco shareholders - (19) (19) - (73) (73)
Distributions & other (29) (3) (32) (102) (21) (123)
SXL equity issue/sale, & GP contribution - - - 147 142 289
SXL dividends to Sunoco (23) 23 - (91) 91 -
SXL dividends to Sunoco for IDR reset - - - (201) 201 -
Sunoco loan to SXL - - - 100 (100) -
Net cash flow before net debt activity
119 357 476 (256) 1,396 1,140
Net debt activity
(119) - (119) 256 (288) (32)
Net increase in cash & cash equivalents
- 357 357 - 1,108 1,108
4Q10 2010
* Includes $394MM related to tax refund received in 1Q10 (included within working capital in Consolidated
Statement of Cash Flows).

12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
Sunoco (ex-SXL)* 32% 16% -6% 6% -6%
SXL 50% 63% 65% 61% 59%
  Consolidated** 41% 34% 25% 28% 20%
Sunoco Net Debt/(Cash)     1,223        498       (153)        173       (182)
SXL Net Debt***        866     1,139     1,211     1,346     1,227
Consolidated Net Debt,     2,089     1,637     1,058     1,419        945
Total Cash, MM$        377        812     1,462     1,129     1,485
34%
25%
28%
20%
6%
-6%
41%
-6%
16%
32%
Consolidated
Sunoco (ex-SXL)
* Proforma.
** Sunoco Revolver Covenant basis. For calculation, see Slides 23 and 24.
*** Includes intercompany loan due to Sunoco from SXL at 12/31/2010 which is eliminated in consolidation.
Net Debt-to-Capital Ratio, %

Capital Program by Business Unit, MM$
Proj
2008 2009 2010 2011
Refining & Supply 652     369     223       135-145*
Chemicals 49       35       20       25
Retail Marketing 128     80       99       115-125
Coke 16       30       43       75
845     514     385     350-370
Growth:
  Coke 296     199     180     214
  Biofuels - Fulton -      11       24       -
  Retail Marketing -      -      25       -
1,141   724     614     564-584
Logistics - Maintenance 27       32       37       45
Logistics - Growth*** 303     193     389     100-150
1,471   949     1,040   709-779
* Assumes close of Toledo refinery sale in 1Q2011 and excludes Marcus Hook consent decree capital that may be delayed as a result of discussions with government environmental authorities.
* *  Includes $162MM for Middletown coke plant, $40MM for Harold Keene coal acquisition and $12MM for coal expansion.
***  Logistics Growth excludes significant acquisitions and Project Mariner.
**

SunCoke Financial Summary
Total SunCoke Energy, $MM 2007 2008 2009 2010
   EBITDA 34 160 226 225
     Less: Depreciation 20 25 33 49
     Less: Income Tax 3 46 73 63
     Plus: Tax Credits 18           16           19           19
     Plus: Granite City one-time tax credit -             -             41           -
   Net Income 29 105 180 132
Capital Spending (221) (312) (229) (223)
2010 earnings of $132MM after-tax in line with guidance of $125MM to $140MM
Earnings were lower in 2H 2010 due to lower coal blend price and higher spending
SunCoke EBITDA > capital spending in 2010 and working capital benefits generated incremental cash flow

SunCoke 2011 and Forward
Settlement reached with ArcelorMittal regarding coke pricing in Jewell contract
Guidance: 2010 ACT 2011 2012**
EBITDA $225MM   $165MM - $200MM $280MM - $320MM
Net Income* $132MM $90MM - $115MM $160MM - $180MM
Coal price ~$130 ~$165 ~$175
Guidance Includes:
ArcelorMittal settlement effective 1/1/2011
Transition & stand-alone costs starting in 2011
Full Year of Gateway operations in 2011; full Year of Middletown operations starting in 2012
Previously announced Jewell coal expansion
Middletown Project Completion estimated for late second half 2011
* Excludes any potential financing costs associated with separation of SunCoke.
** Uses a coal price assumption of $175 per ton. No coal purchases or sales have been contracted yet for 2012.

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Will create two well-positioned businesses:
Leading high-quality metallurgical coke manufacturer with operations in the
U.S. and abroad
Streamlined fuels business that is better positioned to become the premier provider of transportation fuels in its markets
Enhances both businesses and allows each to pursue more
focused strategic plan
Fritz Henderson hired to lead SunCoke; will be CEO after
separation
Private letter ruling filed in late October 2010
Unlocking Shareholder Value via SunCoke Separation

Market remains challenging, but we continue to execute our strategy
Profitable in 2010 on strength of retail, logistics and coke operations
Strong balance sheet provides flexibility ~$1.4 B swing in 2010 to net cash position
Recent growth SXL growth capital ~ $400 MM in 2010; Ohio Turnpike & Garden State
Parkway; 25 stations in upstate New York; new distributors; Harold Keene coal
Refining still faces challenging market, but year-over-year improvement reflects continued focus on margin capture, cost reduction, and reliability/utilization
Focused on fundamentals
Improve margin capture
Lower our break-even cost per barrel
Run safely and reliably at optimal capacity utilization; match product yield to demand
Balance sheet: High cash balance provides strategic flexibility
Positioning for future success
Become premier provider of transportation fuels in our markets
Grow through Retail and SXL
Achieve sustainably lower cost structure
Separation of SunCoke Energy remains a priority
Key Takeaways

Appendix

1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
   Refining & Supply
      Continuing Operations
14      (77)      (118)    (135)    (316)    (42)      86      (44)     (8)       (8)
      Discontinued Tulsa Operations
9        (6)       -         -         3         -         -         -         -         -
   Retail Marketing
6        10       49       21       86       21       45      41      3        110
   Logistics
30      26       19       22       97       17       20      26      23      86
   Coke
25      42       35       78       180     37       41      33      21      132
   Chemicals
      Continuing Operations (12)     (3)       (2)       4         (13)      3         5        3        4        15
      Discontinued Polypropylene Operations
8        3         1         2         14       21       -         -         -         21
   Corporate Expenses
(11)     (15)      (6)       (6)       (38)      (23)      (20)     (17)     (13)     (73)
   Net Financing Expenses & Other
(10)     (11)      (12)      (17)      (50)      (17)      (19)     (15)     (17)     (68)
      Income (Loss) Before Special Items
59      (31)      (34)      (31)      (37)      17       158    27      13      215
      Special Items
(47)     (24)      (278)    57       (292)    (80)      (13)     38      74      19
        Net Income (Loss) attributable to
          Sunoco shareholders
12      (55)      (312)    26       (329)    (63)      145    65      87      234
   EPS, $/Share (diluted)
      Income (Loss) Before Special Items
0.50   (0.27)   (0.29)   (0.27)   (0.32)   0.14    1.31   0.22   0.11   1.79
      Net Income (Loss) attributable to
        Sunoco shareholders
0.10   (0.47)   (2.67)   0.22    (2.81)   (0.53)   1.20   0.54   0.72   1.95
Earnings Profile, MM$ After-Tax

Earnings Profile, MM$ Pretax
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
   Refining & Supply
      Continuing Operations 26      (130)   (182)   (227)   (513)   (70)    138    (70)    (17)    (19)
      Discontinued Tulsa Operations
15      (10)    -        -        5       -        -        -        -        -
   Retail Marketing
9       18      83      36      146    34      73      68      1       176
   Logistics
48      41      30      33      152    27      30      42      37      136
   Coke
33      61      47      52      193    51      56      44      25      176
   Chemicals
      Continuing Operations
(17)    (6)      (4)      6       (21)    5       7       5       6       23
      Discontinued Polypropylene Operations
11      6       2       3       22      33      -        -        -        33
   Corporate Expenses (18)    (15)    (18)    (16)    (67)    (23)    (30)    (28)    (27)    (108)
   Net Financing Expenses & Other
(17)    (19)    (20)    (28)    (84)    (28)    (27)    (28)    (27)    (110)
      Pretax Income (Loss) Before Special Items 90      (54)    (62)    (141)   (167)   29      247 33      (2)      307
      Pretax Special Items
(79)    (41)    (467)   94      (493)   (214)   (22)    62      123    (51)
        Pretax Income (Loss) 11      (95)    (529)   (47)    (660)   (185)   225    95      121    256
        Income Tax Expense (Benefit)
(1)      (40)    (217)   (73)    (331)   (122)   80      30      34      22
            Net Income (Loss) attributable to
              Sunoco shareholders
12      (55)    (312)   26      (329)   (63)    145    65      87      234

* Excludes discontinued Tulsa refining operations.
** Excludes discontinued polypropylene operations.
Key Indicators
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Realized Margin Indicators
Refining & Supply, $/B* 6.33 3.65 2.72 1.96 3.66 4.08 7.34 3.88 4.77 5.04
Retail Marketing, cpg
Gasoline 6.4 7.0 13.0 8.8 8.9 8.9 11.5 10.5 6.6 9.4
Distillate 24.5 12.0 11.7 7.9 14.8 8.0 9.0 7.8 5.6 7.6
Chemicals, cpp** 6.6 8.2 7.3 9.7 8.0 9.9 8.9 7.6 9.1 8.8
Market Indicators
Dated Brent Crude Oil, $/B 44.40 58.79 68.27 74.56 61.51 76.24 78.30 76.86 86.48 79.47
Natural Gas, $/DT 4.48 3.81 3.44 4.92 4.16 5.04 4.34 4.23 3.97 4.40

Crude Throughputs, MB/D										
% Capacity										
Net Prod. Available for Sale, MB/D										
Net Prod. Available for Sale, MMB

1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Total Refining & Supply *
627 644 613 617 625 533 618 632 572 589
76 78 74 85 78 79 92 94 85 87
689 720 669 682 690 591 664 682 634 643
62 66 62 62 252 53 61 62 58 234
* Excludes discontinued Tulsa refining operations.
Key Volume Indicators – Refining & Supply

1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Retail Marketing
   Gasoline Sales, MM Gal 1,066   1,147       1,140       1,108       4,461       1,026       1,130      1,171      1,171     4,498
   Middle Distillate Sales, MM Gal
138      116          114          95            463          91            114         117         110        432
      Total Sales, MM Gal   1,204       1,263       1,254       1,203        4,924        1,117       1,244      1,288      1,281     4,930
   Gasoline and Diesel Throughput      143          153          156          153           151           147          159         148         161        156
     (Company-Owned or Leased Outlets)
     (M Gal/Site/Month)
   Merchandise Sales (M$/Store/Month)        79            94            99            91             90             87          101         103           92          96
Chemicals*
   Phenol and Related Sales, MM#      407          427          483          457        1,774           449          554         567         582     2,152
Coke
   Production, M Tons:
      United States      681          694          715          778        2,868           841          883         953         916     3,593
      Brazil 280      279          321          383          1,263       413          422         431         370        1,636
* Excludes discontinued polypropylene operations.
Key Volume Indicators – Retail, Chemicals, Coke

* Represents intercompany loan due to Sunoco from SXL which is eliminated in consolidation.
** Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
***   The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
****  Capital excludes noncontrolling interests.
Financial Ratios, MM$ except ratios
Proforma Proforma
SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 1,248 1,299 2,547 1,129 1,300 2,429
Intercompany Debt* 100 - - 100 - -
Plus: Debt Guarantees - 1 1 - 1 1
Less: Cash (2) (1,127) (1,129) (2) (1,483) (1,485)
Net Debt 1,346 173 1,419 1,227 (182) 945
Equity** 958 2,920 2,920 965 3,046 3,046
SXL Noncontrolling Interest - - 689 - - 692
Capital 2,304 3,093 5,028 2,192 2,864 4,683
Net Debt / Capital (Sunoco
Revolver Covenant Basis)*** N/A 6% 28% N/A -6% 20%
Debt / Capital (GAAP Basis) **** 61% 31% 47% 59% 30% 44%
9/30/2010 12/31/2010

* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
**  The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
*** Capital excludes noncontrolling interests.
Financial Ratios, MM$ except ratios
Proforma Proforma Proforma
SUN  SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 868 1,596 2,464 1,141 1,306 2,447 1,213 1,306 2,519
Plus: Debt Guarantees - 2 2 - 2 2 - 1 1
Less: Cash (2) (375) (377) (2) (810) (812) (2) (1,460) (1,462)
Net Debt 866 1,223 2,089 1,139 498 1,637 1,211 (153) 1,058
Equity* 862 2,557 2,557 657 2,712 2,712 664 2,831 2,831
SXL Noncontrolling Interest - - 488 - - 414 - - 418
Capital 1,728 3,780 5,134 1,796 3,210 4,763 1,875 2,678 4,307
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** N/A 32% 41% N/A 16% 34% N/A -6% 25%
Debt / Capital (GAAP Basis) *** 50% 38% 49% 63% 33% 47% 65% 32% 47%
12/31/2009 3/31/2010 6/30/2010

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010
SXL
Sunoco
* Includes cash and cash equivalents of $0.4B, $0.8B, $1.5B, $1.1B, and $1.5B  at 12/31/09, 3/31/10,
6/30/10, 9/30/10, and 12/31/10 respectively.
Liquidity*, B$
1.7
2.7
3.2
2.9
3.4

1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Total Refining & Supply *
Net Production, MB/D 689.1       720.2       669.2       681.7       689.9       590.5       664.2       681.5       633.9       642.8
Gasoline 51% 51% 52% 53% 52% 52% 52% 52% 54% 52%
Middle Distillates 34% 32% 33% 32% 32% 34% 37% 37% 35% 36%
Residual Fuel 9% 9% 9% 8% 9% 6% 6% 5% 4% 5%
Petrochemicals 3% 4% 4% 4% 4% 4% 3% 4% 4% 4%
Other 8% 9% 7% 8% 8% 9% 7% 7% 8% 8%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5% -5% -5%
* Excludes discontinued Tulsa refining operations.
Refining & Supply – Products Manufactured

* Excludes discontinued Tulsa refining operations.
Refining & Supply – Gasoline and Distillate Production
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Total Refining & Supply *
Gasoline Production, MB/D 350.0 370.3 346.0 365.5 357.9 306.3 343.1 357.9 339.9 337.0
RFG 46% 46% 55% 45% 48% 47% 48% 43% 45% 46%
Conventional 54% 54% 45% 55% 52% 53% 52% 57% 55% 54%
Distillate Production, MB/D 233.4 229.5 219.3 219.3 225.3 202.4 244.5 250.1 225.1 230.6
On-Road Diesel Fuel 47% 53% 56% 52% 52% 53% 66% 62% 52% 59%
Heating Oil / Off-Road Diesel 30% 22% 23% 25% 25% 28% 15% 18% 25% 21%
Jet Fuel 20% 23% 19% 21% 21% 17% 19% 19% 21% 19%
Kerosene/Other 3% 2% 2% 2% 2% 2% 0% 1% 2% 1%

Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation*
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low**
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $2.25 for transportation*
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Northeast 6-3-2-1
  Value-Added Benchmark
5.32 5.23 4.10 3.85 4.62 6.09 5.91 4.22 6.05 5.57
Toledo 4-3-1
  Benchmark
7.28 9.36 6.41 2.56 6.40 3.99 8.89 7.50 6.33 6.68
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 4Q10 FY10
Northeast 6-3-2-1
  at 80% weight
4.26        4.18      3.28      3.08      3.70      4.87        4.73        3.37        4.84        4.46
Toledo 4-3-1
  at 20% weight
1.45        1.87      1.29      0.51      1.28      0.80        1.78        1.50        1.27        1.33
R&S Weighted Benchmark
5.71        6.05      4.57      3.59      4.98      5.67        6.51        4.87        6.11        5.79
* Benchmarks were updated in 1Q10 to reflect higher market crude transportation costs and all prior periods were restated for these new transportation costs.
** The Toledo benchmark was updated effective 1/1/2010 to include the US Gulf Coast Jet component. However, prior to 2010, the benchmarks were not restated for this change due to immateriality.
Sunoco Refining Weighted Benchmark Margin, $/B

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